On September 1, 2017, the Company was named as a defendant in Kelley v. Aegis Holdings (Onshore Inc.) fbo BACAP Multi-Strategy Hedge Fund, LLC, et al., Adv. No. 17-04109 (the “Action”). The Action arose out of alleged investments in the early 2000s by an investment fund the assets of which were acquired by the Company and which fund had exposure to the Petters Group of companies (“Petters”). In 2008, Petters was revealed to be a Ponzi scheme. The plaintiff in the Action, the trustee for the Petters bankruptcy proceedings, sought to claw back from the Company indirect distributions from Petters allegedly made prior to 2008. On November 19, 2018, the parties to the Action agreed to a resolution of the trustee’s claims on confidential terms, and they stipulated to the dismissal of the Action on December 4, 2018. The Company did not incur any loss or expense in connection with this matter.